MENTOR CORPORATION

2-3/4% Convertible Subordinated Notes due January 1, 2024

PURCHASE AGREEMENT

 December 17, 2003

Credit Suisse First Boston LLC,
Eleven Madison Avenue
New York, N.Y. 10010-3629

Dear Sirs:

            1.  Introductory. Mentor Corporation, a Minnesota corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston LLC, as initial purchaser (the "Purchaser") U.S.$125,000,000 principal amount of its 2¾% Convertible Subordinated Notes due 2024 (the "Firm Securities") and also proposes to grant to the Purchaser an option, exercisable from time to time by the Purchaser, to purchase an aggregate of up to an additional $25,000,000 principal amount ("Optional Securities") of its 2¾% Convertible Subordinated Notes due 2024, each to be issued under an indenture, dated as of December 22, 2003 (the "Indenture"), between the Company and U.S. Bank National Association, as Trustee.  The Firm Securities and the Optional Securities that the Purchaser may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Offered Securities." The Securities Act of 1933, as amended, is herein referred to as the "Securities Act."

            The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement of even date herewith between the Company and the Purchaser (the "Registration Rights Agreement"), pursuant to which the Company agrees to file a registration statement with the Securities Exchange Commission (the "Commission") registering the resale of the Offered Securities and the Underlying Shares, as hereinafter defined, under the Securities Act.

            The Company hereby agrees with the Purchaser as follows:

            2.  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the Purchaser that:

            (a)  A preliminary offering circular and an offering circularrelating to the Offered Securities to be offered by the Purchaser have been prepared by the Company.  Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, together with the Company's Annual Report on Form 10-K for the year ended March 31, 2003 (including those portions of the Company's definitive Proxy Statement incorporated by reference therein) and the Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2003 and September 30, 2003 and any other documents filed with the SEC and incorporated by reference therein are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence shall not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.  The Company's Annual Report on Form 10‑K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to shareholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

            (b)  The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent such failure would not, individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect").

            (c)  Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects; except in each case to the extent such failure would not, individually or in the aggregate, have a Material Adverse Effect.

            (d)  The Indenture has been duly authorized by the Company; the Offered Securities have been duly authorized by the Company; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform in all material respects to the description thereof contained in the Offering Document, and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in equity or at law).

            (e) When the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Offered Securities will be convertible into the shares of common stock, par value $0.10 per share ("Underlying Shares" or "Common Stock") of the Company in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Underlying Shares have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Offering Document; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

            (f) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

            (g)  No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Company, except (i) for the filing of, and the order of the Commission declaring the Shelf Registration Statement (as defined in the Registration Rights Agreement) effective; (ii) in connection with the  qualification of the Indenture under the Trust Indenture Act in connection with the filing of the Shelf Registration Statement; and (iii) pursuant to state securities or "Blue Sky" laws in connection with the purchase and resale of the Offered  Securities by the Purchaser,

            (h)  The execution, delivery and performance of the Indenture, this Agreement, and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any (i) statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the charter or by-laws of the Company or any such subsidiary, except, in the case of clauses (i) and (ii) above, to the extent such breach, violation or default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

            (i)  This Agreement has been, and as of the Closing Date the Registration Rights Agreement will have been, duly authorized, executed and delivered by the Company.

            (j)  Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that could reasonably be expected to have a Material Adverse Effect.

            (k)  The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (l)  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

            (m)  The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") material to the business now operated by them, and have not received any notices of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, independently or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

            (n)  Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances  (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which could reasonably be expected to lead to such a claim.

            (o)  Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the  Registration Rights Agreement; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (p)  The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries in all material respects as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

            (q)  Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (r)  The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

            (s)  The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

            (t)  No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

            (u)  Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 4 hereof, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") in connection with the offer and sale of the Offered Securities by the Company to the Purchaser.

            (v)  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S.  The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

            3.  Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof plus accrued interest from December 22, 2003 to the First Closing Date (as hereinafter defined), $125,000,000 principal amount of the Firm Securities.

            The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global securities in definitive form (the "Firm Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the  Firm Securities shall be made by the Purchaser in Federal (same day) funds by official check or checks or wire transfer to an account at a bank designated by the Company and reasonably acceptable to the Purchaser at the office of Wilson Sonsini Goodrich & Rosati ("WSGR"), 650 Page Mill Road, Palo Alto, California at 10:00 A.M. (New York time), on December 22, 2003, or at such other time not later than seven full business days thereafter as the Purchaser and the Company determine, such time being herein referred to as the "First Closing Date", against delivery to the Trustee as custodian for DTC of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the office of DTC or the Trustee at least 24 hours prior to the Closing Date.

            In addition, upon written notice from the Purchaser given to the Company from time to time not more than 13 dayssubsequent to the date of this Agreement, the Purchaser may purchase all or less than all of the Optional Securities at the purchase price per principal amount of Offered Securities (including any accrued interest thereon to the related Optional Closing Date)to be paid for the Firm Securities.  The Company agrees to sell to the Purchaser the principal amount of Optional Securities specified in such notice and the Purchaser agrees to purchase such Optional Securities.  No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Purchaser to the Company.

            Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by the Purchaser but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given, nor in any event later than 13 days following the First Closing Date. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global Securities in definitive form (each, an "Optional Global Security") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchaser in Federal (same day) funds by official check or checks or wire transfer to an account at a bank designated by the Company and reasonably acceptable to the Purchaser at the office of  WSGR at the address specified above, against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

            4.  Representations by Purchaser; Resale by Purchaser.

                        (a)  The Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                        (b)  The Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act.  The Purchaser represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither the Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities , and the Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A.

                        (c)  The Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

                        (d)  The Purchaser agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.  The Purchaser agrees, with respect to resales of any of the Offered Securities made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                        (e)  The Purchaser represents and agrees that (i) it has not offered or sold and prior to the expiry of a period of six months from the closing date, will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuer; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

                        (f)  The Purchaser agrees with respect to offers and sales of Offered Securities outside the United States that it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Offered Securities, or possession or distribution of either the Preliminary Offering Circular or the Offering Circular or any other offering or publicity material relating to the Offered Securities, in any country or jurisdiction where action for that purpose is required; and the Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Offered Securities or has in its possession or distributes either the Preliminary Offering Circular or the Offering Circular or any such other material.

            5.  Certain Agreements of the Company. The Company agrees with the Purchaser that:

                        (a)  The Company will advise the Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Purchaser's consent, which consent shall not be unreasonably withheld or delayed.  If, at any time prior to the completion of the resale of the Offered Securities by the Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify the Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Purchaser's consent to, nor its delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                        (b)  The Company will furnish to the Purchaser copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities.  The Company will pay the expenses of printing and distributing to the Purchaser all such documents.

                        (c)  The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchaser, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or take any action that would subject it to taxation based on its income or revenues in any jurisdiction where it is not currently subject to taxation.

                        (d)  During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to the Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                        (e)  During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not (i) sell any of the Offered Securities that have been reacquired by it, or (ii) permit any of its affiliates as defined in Rule 144A to resell any of the Offered Securities that have been reacquired by any of them, but only if and to the extent that the Company controls such affiliates or is able to cause such affiliates through contractual or other rights to so act.

                        (f)  During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                        (g)  The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of the Offered Securities, the Indenture and the Offering Document and amendments and supplements thereto, (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as the Purchaser designates and the printing of memoranda relating thereto, and (vi) expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchaser.

                        (h)  In connection with the offering, until the Purchaser shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any affiliate controlled by it has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of such affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of any affiliates controlled by it will make bids or purchases for the purpose of creating actual or apparent active trading in, or of raising the price of, the Offered Securities.

                        (i)  For a period of 90 days after the date of the initial offering of the Offered Securities by the Purchaser, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company or warrants or other rights to purchase shares of Common Stock of the Company, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Purchaser; provided that such restriction shall not apply to: (i) the Offered Securities; (ii) the filing of the Shelf Registration Statement covering resales of the Offered Securities pursuant to the Registration Rights Agreement; (iii) shares of Common Stock issued by the Company upon conversion of the Offered Securities or upon the exercise or conversion of options, warrants or convertible securities, in each case outstanding on the date of this Agreement; (iv) issuances and purchases pursuant to the confirmations to the ISDA 1992 Master Agreement (Multicurrency - Cross Border), dated as of December 17, 2003, between Credit Suisse First Boston International and the Company; (v) the sale or transfer of shares of Common Stock issued pursuant to an accelerated stock repurchase program; (vi) the filing of any registration statement on Form S-8 to register shares of Common Stock reserved for issuance under the Company's equity compensation plans; and (vii) shares of Common Stock offered, contracted to sell, or issued or to be issued pursuant to acquisitions, including the issuance or assumption of options in connection therewith, provided that the aggregate number of shares of Common Stock so issued does not exceed 25% of the shares of Common Stock outstanding on the date of this Agreement and provided further that all recipients of such shares of Common Stock enter into a lock-up agreement in the form attached hereto as Exhibit A.  The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract, pledge or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                        (j)  The Company will use the proceeds from the Offered Securities as described in the Offering Document.

            6.  Conditions of the Obligation of the Purchaser.  The obligation of the Purchaser to purchase and pay for the Firm Securities on the First Closing Date and for any Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a)  The Purchaser shall have received a letter, dated the date of this Agreement, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

                                    (i)  in their opinion the financial statements examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                                    (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

                                    (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                                (A)  the unaudited financial statementsincluded in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                                (B)  the unaudited consolidated net sales, net operating income, net income and net income per share amounts for the six-month periods ended September 30, 2003 and 2002 included in the Offering Document or the Exchange Act Reports do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                                                (C)  at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document and the Exchange Act Reports; or

                                                (D)  for the period from the closing date of the latest income statement included in the Offering Document and the Exchange Act Reports to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document and the Exchange Act Reports, in consolidated net sales, net operating income, consolidated net income or in the ratio of earnings to fixed charges; except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Offering Document and the Exchange Act Reports disclose have occurred or may occur or which are described in such letter; and

                                    (iv)  they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

            (b)  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole which, in the judgment of the Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                        (c)  The Purchaser shall have received an opinion, including such exceptions, qualifications, limitations and assumptions customary for transactions similar to the transactions contemplated by this Agreement and dated the Closing Date, of WSGR, special counsel for the Company, that:

            (i)  The Company is duly qualified to do business as a foreign corporation in the State of California.

            (ii)  Mentor Minnesota has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as currently conducted. All of the outstanding shares of Mentor Minnesota are owned of record by the Company.

            (iii)  Each of Mentor Texas GP and Mentor Partnership Holding Company, is a limited liability company duly formed, under and by virtue of, the laws of the State of Delaware and is in good standing under the laws of the State of Delaware and is qualified to do business as a foreign limited liability company in the State of Texas.

            (iv)  Mentor Texas LP, is a duly formed limited partnership and is existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign limited partnership qualified to do business in the State of Texas.

            (v)  The Offered Securities have been duly authenticated, issued and delivered by the Company and conform in all material respects to the description thereof contained in the Offering Circular. The Indenture, the Offered Securities and the Registration Rights Agreement constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and the Offered Securities are entitled to the benefits of the Indenture.

            (vi)  The Offered Securities are convertible into Common Stock in accordance with the terms of the Indenture. The stockholders of the Company have no preemptive or other similar subscription rights with respect to the Offered Securities or the Common Stock issuable upon conversion thereof under any Reviewed Agreements.

            (vii)  The Reviewed Agreements do not provide any person with the right to include any securities in the Shelf Registration Statement that have not been validly satisfied or waived prior to the date hereof.

            (viii)  No consent, approval, authorization, filing with or, to our knowledge, order of any U. S. federal or California governmental agency or body or any U. S. federal or California court is required to be obtained or made by the Company for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance and sale of the Offered Securities by the Company except (a) for the order of the Commission declaring the Shelf Registration Statement effective, (b) in connection with the qualification of the Indenture under the Trust Indenture Act in connection with the filing of the Shelf Registration Statement, (c) pursuant to state securities or "Blue Sky" laws in connection with the purchase and resale of the Offered Securities by the Purchaser and (d) as required following the initial issuance and sale of the Offered Securities by the Company by the terms of any Operative Document.

            (ix) To our knowledge, except as set forth in the Offering Document, there are no pending actions, suits or proceedings against the Company that we believe would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Operative Documents, or which are otherwise material in the context of the sale of the Offered Securities.

            (x)  The execution, delivery and performance of the Indenture, the Purchase Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation by the Company of any of the terms and provisions of, or constitute a default by the Company under, any U. S. federal or California statute, rule, regulation or, to our knowledge, order of, any U. S. federal or California governmental agency or body or any U. S. federal or California court having jurisdiction over the Company or any of its properties, any Reviewed Agreement, or the Articles of Incorporation or Bylaws of the Company.

            (xi)  It is not necessary in connection with (a) the offer, sale and delivery of the Offered Securities by the Company to the Purchaser pursuant to the Purchase Agreement or (b) the initial resales of the Offered Securities by the Purchaser in the manner contemplated by the Purchase Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

            (xii)   The information in the Offering Circular under the heading "Certain United States Federal Income Tax Considerations" insofar as such statements summarize the U.S. Federal tax laws referred to therein fairly summarize such laws in all material respects.

Such counsel shall also state that it has no reason to believe that the Offering Circular, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Circular and the Exchange Act Reports.

(d)  The Purchaser shall have received an opinion, dated the Closing Date, of Gray, Plant, Mooty, Mooty and Bennett, Minnesota counsel to the Company, that:

            (i)  The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; Mentor Minnesota is duly qualified to do business as a foreign corporation in the State of Minnesota.

            (ii)  The Purchase Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company.

            (iii)  The execution, delivery and performance of the Indenture, the Purchase Agreement and the issuance and sale of the Convertible Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Minnesota statute, any rule, regulation or, to such counsel's knowledge, order of any Minnesota governmental agency or body or any Minnesota court having jurisdiction over the Company , or the charter or by-laws of the Company or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Convertible Bonds as contemplated by the Purchase Agreement and the Registration Rights Agreement;

            (iv)  No consent, approval, authorization or order of, or filing with, any Minnesota governmental agency or body or any court is required for the consummation of the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Convertible Notes by the Company; provided that such counsel shall not be required to opine as to any state of federal securities laws.

            (v)  The Indenture has been duly authorized, executed and delivered; the Convertible Bonds have been duly authorized, executed and delivered;  and

            (vi)  The shares of  Common Stock initially issuable upon conversion of the Convertible Bonds delivered on such Closing Date have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of such Common Stock conform to the description thereof contained in the Offering Document; and the shareholders of the Company have no preemptive rights under Minnesota law or the Articles and By-laws of the Company with respect to the Offered Securities or the Common Stock.

(e) The Purchaser shall have received an opinion, dated the Closing Date, of Philips, Giraud, Naud & Swartz, French counsel to the Company, that:

            (i)  Each of Mentor International EURL, Mentor Medical Systems France S.A. and Porges S.A.S. (the "French Entities") has been duly organized and is an existing legal entity under the laws of France, with power and authority (corporate and other) to own its properties and conduct its business as presently conducted.

            (ii)  all of the issued and outstanding capital stock or other ownership interests of each of the French Entities has been duly authorized and validly issued.

            (iii)  All of the capital stock or other ownership interests of each of the French Entities is owned by Mentor Corporation, directly or through subsidiaries (except that, in the case of Mentor Medical Systems France S.A., such opinion may be limited to fewer than all of such capital stock or other ownership.

(f)  The Purchaser shall have received from Milbank, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.  In rendering such opinion, Milbank may rely as to the incorporation of the Company and all other matters governed by Minnesota law upon the opinion of Gray, Plant, Mooty, Mooty and Bennett referred to in Section 6(d) above.

(g)  The Purchaser shall have received a certificate, dated the Closing Date, signed by the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements included in or incorporated by reference in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Offering Document or as described in such certificate.

(h)        The Purchaser shall have received a letter, dated the Closing Date, of Ernst & Young LLP that meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

(i)  On or prior to the date of this Agreement, the Purchaser shall have received lockup letters in a form acceptable to the Purchaser from each of the executive officers and directors of the Company set forth on Schedule A hereto.

            The Company will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Purchaser reasonably requests. The Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Purchaser hereunder, whether in respect of an Optional Closing Date or otherwise.

            7.  Indemnification and Contribution.  (a)  The Company will indemnify and hold harmless the Purchaser, its officers, partners, members, directors and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below, and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary offering circular the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Offering Circular (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser.

                        (b)  The Purchaser will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Document: under the caption "Plan of Distribution," the first sentence of the third paragraph, the third and fourth sentences of the eleventh paragraph, the twelfth paragraph and the third and fifth sentences of the thirteenth paragraph; provided, however, that the Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

                        (c)  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.  In no event will any indemnifying party be liable for fees and disbursements of more than one counsel, plus the fees and disbursements of any local counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general obligations or circumstances, unless an indemnified party reasonably determines that representation of such indemnifying party and the indemnified party by the same counsel would present a conflict of interest.

                        (d)  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchaser from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                        (e)  The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability that the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

            8.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchaser pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations in Section 2 and all obligations under Section 5 shall also remain in effect.  If the purchase of the Offered Securities by the Purchaser is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii), (iv), (v), (vi) or (vii) of Section 6(b), the Company will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

            9.  Notices.  All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or faxed and confirmed to the Purchaser at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:  Transactions Advisory Group (fax no. 212-325-4296), or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at 201 Mentor Drive, Santa Barbara, California 93111, Attention: General Counsel (fax no. 805-879-6008).

            10.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

            11.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            12.  Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

            The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchaser in accordance with its terms.

Very truly yours,

Mentor Corporation

By:  /S/ADEL MICHAEL
Name:  Adel Michael
Title:  CFO

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

Credit Suisse First Boston LLC

By:  /S/EDWARD M. BROWN
Name:  Edward M. Brown
Title:  Managing Director

SCHEDULE A

Kathleen Beauchamp

Christopher J. Conway

Walter Faster

Eugene Glover

Josh Levine

Adel Michael

Maher Michael

Michael Nakonechny

Bobby Purkait

Ronald Rossi

Clarke Scherff

Peter Shepard

Jeffrey Ubben

Cathy Ullery

Richard Young

EXHIBIT A

FORM OF LOCK-UP

[___________, ____]

Mentor Corporation
201 Mentor Drive
Santa Barbara, CA   93111

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY   10010-3629

Dear Sirs:

            We refer to the Purchase Agreement, dated December 17, 2003 (the "Purchase Agreement"), between Credit Suisse First Boston LLC (the "Purchaser") and Mentor Corporation (the "Company"), pursuant to which the Purchaser purchased the Company's Convertible Subordinated Notes due 2024. The undersigned acknowledges that it has received from the Company [[____] shares of the Company's common stock, par value $0.10 per share (the "Securities")][[__] options to purchase shares of the Company's common stock, par value $0.10 per share (the "Securities")]. The undersigned acknowledges that the Company transferred such [Securities][options to purchase Securities] to it subject to the terms of the Purchase Agreement, and agrees with the Purchaser that, from the date hereof and until such time as the Company's obligations pursuant to Section 5(i) of the Purchase Agreement are terminated (the "Termination Date"), it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC.  In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston LLC, it will not, during the period commencing on the date hereof and ending  on the Termination Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

            Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.  Any Securities acquired by the undersigned in the open market will not be subject to this Agreement.  A transfer of Securities by gift or to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Termination Date).

            In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

            This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

Very truly yours,

______________________

Name: